Exhibit 4.1

Executed Version

TENTH SUPPLEMENTAL INDENTURE

THIS TENTH SUPPLEMENTAL INDENTURE, dated as of February 10, 2025 (this “Supplemental Indenture”), is between Marathon Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to the Indenture, dated as of February 1, 2011, between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of September 5, 2014, the Second Supplemental Indenture, dated as of December 14, 2015, the Third Supplemental Indenture, dated as of October 2, 2018, the Fourth Supplemental Indenture, dated as of October 2, 2018, the Fifth Supplemental Indenture, dated as of October 2, 2018, the Sixth Supplemental Indenture, dated as of October 2, 2018, the Seventh Supplemental Indenture, dated as of October 2, 2018, the Eighth Supplemental Indenture, dated as of October 2, 2018 and the Ninth Supplemental Indenture, dated as of April 27, 2020 (collectively, the “Indenture”), the Company may from time to time issue and sell Securities in one or more series;

WHEREAS, the Company desires to create and authorize two new series of Securities entitled “5.150% Senior Notes due 2030” (the “2030 Notes”), limited initially to $1,100,000,000 in aggregate principal amount, and “5.700% Senior Notes due 2035” (the “2035 Notes” and, together with the 2030 Notes, the “Notes”), limited initially to $900,000,000 in aggregate principal amount, and to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, the 2030 Notes and the 2035 Notes are two series of Securities and are being issued under the Indenture, as supplemented by this Supplemental Indenture, and are subject to the terms contained therein and herein;

WHEREAS, the 2030 Notes and the 2035 Notes are to be substantially in the form attached hereto as Exhibit A and Exhibit B, respectively; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed.

NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the Notes, as follows:

Section 1. Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Indenture.

Section 2. Other Definitions. In addition, the following terms shall have the following meanings with respect to the Notes:

“Par Call Date” means, in the case of the 2030 Notes, February 1, 2030 (one month prior to the maturity date of the 2030 Notes), and in the case of the 2035 Notes, December 1, 2034 (three months prior to the maturity date of the 2035 Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States

Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 3. Creation and Authorization of Series.

(a) There is hereby created and authorized the following two new series of Securities to be offered and issued under the Indenture, to be designated as the “5.150% Senior Notes due 2030” and the “5.700% Senior Notes due 2035”.

(b) The 2030 Notes shall be limited initially to $1,100,000,000 in aggregate principal amount and the 2035 Notes shall be limited initially to $900,000,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time, without notice to or consent of the Holders of the Notes, increase the principal amounts of the Notes that may be issued under this Supplemental Indenture and issue such increased principal amounts (or any portion thereof), in which case any additional Notes so issued will have the same terms and conditions other than the public offering price, original interest accrual date and initial interest payment date, and the same CUSIP numbers as the applicable series of Notes previously issued, will be fungible with the applicable series of Notes previously issued for U.S. federal income tax purposes, and will carry the same right to receive accrued and unpaid interest as the Notes previously issued, and such additional notes will form a single series with the Notes of such series previously issued, including, without limitation, for purposes of waivers, amendments, redemptions and, if any, offers to purchase, and will rank equally and ratably with the Notes of such series previously issued.

(c) The date on which the principal is payable on each series of the Notes, unless accelerated pursuant to the Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A or Exhibit B.

(d) The Notes shall bear interest as provided in the applicable form of security attached hereto as Exhibit A or Exhibit B. The Interest Payment Dates and the Regular Record Dates for the determination of Holders of the Notes to whom such interest is payable shall be as provided in the applicable form of security attached hereto as Exhibit A or Exhibit B.

(e) The Notes shall be redeemable at the option of the Company as set forth in the applicable form of security attached hereto as Exhibit A or Exhibit B.

(f) The provisions of Article XII of the Indenture shall not be applicable to the Notes.

(g) The Notes will be issued only in fully registered form, without coupons, in denominations provided herein and in the applicable form of security attached hereto as Exhibit A or Exhibit B.

(h) The Events of Default and covenants specified in the Indenture will apply to the Notes.

(i) The defeasance and covenant defeasance provisions of Article XIII of the Indenture, including both Sections 13.02 and 13.03 of the Indenture, will apply to the Notes.

(j) The Notes of each series shall be issued in the form of one or more Global Securities substantially in the applicable form of security attached hereto as Exhibit A or Exhibit B. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes. Additional provisions applicable to the Notes issued in the form of a Global Security are set forth in the applicable form of security attached hereto as Exhibit A or Exhibit B.

(k) The Notes shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(l) The Trustee will initially act as the Security Registrar for the Notes of each series and as the Paying Agent with respect to the Notes of each series. The Place of Payment will be The Bank of New York Mellon Trust Company, N.A., 500 Ross Street, Suite 625, Pittsburgh, PA 15262.

(m) Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the Trust Indenture Act.

Section 4. Effect of Supplemental Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Indenture as in effect immediately prior to the execution and delivery hereof. The Indenture shall remain in full force and effect except to the extent that the provisions of the Indenture are expressly modified by the terms of this Supplemental Indenture.

Section 5. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without giving effect to any principles of conflicts of laws thereunder to the extent the application of the laws of another jurisdiction would be required thereby.

Section 6. Trustee Not Responsible for Recitals or Issuance of Notes. The recitals and statements contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes other than with respect to the Trustee’s execution of this Supplemental Indenture and authentication of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 8. Counterparts; Electronic Signature. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall constitute effective execution and delivery of this Supplemental Indenture for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall be deemed to be their original signatures for all purposes of the Supplemental Indenture as to the parties hereto and may be used in lieu of the original.

Anything in the Indenture, this Supplemental Indenture or the Notes to the contrary notwithstanding, for the purposes of the transactions contemplated by the Indenture, this Supplemental Indenture, the Notes and any document to be signed in connection with the Indenture, this Supplemental Indenture or the Notes (including amendments, waivers, consents and other modifications, Officers’ Certificates, Company Orders, Company Requests and Opinions of Counsel and other issuance, authentication and delivery documents) or the transactions contemplated hereby may be signed by manual signatures that are scanned, photocopied or faxed or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and contract formations on electronic platforms approved by the Trustee, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 9. Electronic Means. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Supplemental Indenture, the Notes and related financing documents and delivered using email, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder (collectively, the “Electronic Means”); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. For purposes hereof, the “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

MARATHON PETROLEUM CORPORATION

By:	/s/ Kelly Niese
Name: Kelly S. Niese
Title: Vice President Treasury

[Signature Page to Tenth Supplement Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Jennifer Gillis
Name: Jennifer Gillis
Title: Vice President

[Signature Page to Tenth Supplement Indenture]

Exhibit A

MARATHON PETROLEUM CORPORATION

5.150% Senior Notes due 2030

No.	$[•] CUSIP No. 56585A BK7

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

MARATHON PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [•] [Insert if Global Security: CEDE & CO.], or registered assigns, the principal sum of [•] Dollars ($[•]), or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities attached hereto, on March 1, 2030, and to pay interest thereon from February 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year commencing September 1, 2025, at the rate of 5.150% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange all as more fully provided in said Indenture. If an Interest Payment Date, a Stated Maturity or a Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment will be made on the next Business Day and no interest will accrue for the period from and after such Interest Payment Date, Stated Maturity or Redemption Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (1) payments on any Global Security shall be made by electronic (same-day) funds transfer to the Depositary and (2) at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

MARATHON PETROLEUM CORPORATION,

By:

Attest:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

MARATHON PETROLEUM CORPORATION

5.150% Senior Notes due 2030

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2011, as supplemented by the Tenth Supplemental Indenture, dated as of February 10, 2025 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,100,000,000.

Prior to February 1, 2030 ( the “Par Call Date”), the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time, at the election of the Company, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

•	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Securities of this series are subject to redemption, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York or Findlay, Ohio are authorized or obligated by law or executive order to close.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

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Notice of the redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days prior to the Redemption Date to Holders of Securities.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. Except in the case of global notes, a new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of the Security upon surrender for cancellation of the original Security. In the case of the global notes, The Depository Trust Corporation, “DTC,” or its nominee, will determine the allocation of the redemption price among beneficial owners in such global note in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow for the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 10.05 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.

The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions

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permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange, but, subject to any applicable provisions of the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

5

FORM OF ASSIGNMENT

ABBREVIATIONS

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s),

assign(s) and transfer(s) unto

Please insert Social Security or

other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing            attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Notice: This signature to the assignment must correspond with the name as written on the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT

OF SECURITIES

The original principal amount of this Security is [•] U.S. Dollars ($[•]). The following increases or decreases in the principal amount of this Security have been made:

Date of increase or decrease	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Depositary

Exhibit B

MARATHON PETROLEUM CORPORATION

5.700% Senior Notes due 2035

No.	$[•] CUSIP No. 56585A BL5

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

MARATHON PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [•] [Insert if Global Security: CEDE & CO.], or registered assigns, the principal sum of [•] Dollars ($[•]), or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities attached hereto, on March 1, 2035, and to pay interest thereon from February 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year commencing September 1, 2025, at the rate of 5.700% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange all as more fully provided in said Indenture. If an Interest Payment Date, a Stated Maturity or a Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment will be made on the next Business Day and no interest will accrue for the period from and after such Interest Payment Date, Stated Maturity or Redemption Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (1) payments on any Global Security shall be made by electronic (same-day) funds transfer to the Depositary and (2) at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

MARATHON PETROLEUM CORPORATION,

By:

Attest:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

MARATHON PETROLEUM CORPORATION

5.700% Senior Notes due 2035

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2011, as supplemented by the Tenth Supplemental Indenture, dated as of February 10, 2025 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $900,000,000.

Prior to December 1, 2034 ( the “Par Call Date”), the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time, at the election of the Company, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to the date of redemption, and

•	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Securities of this series are subject to redemption, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York or Findlay, Ohio are authorized or obligated by law or executive order to close.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the redemption price or of any component thereof, or for determining whether manifest error has occurred.

2

Notice of the redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days prior to the Redemption Date to Holders of Securities.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. Except in the case of global notes, a new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of the Security upon surrender for cancellation of the original Security. In the case of the global notes, The Depository Trust Corporation, “DTC,” or its nominee, will determine the allocation of the redemption price among beneficial owners in such global note in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow for the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 10.05 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.

The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions

3

permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

4

No service charge shall be made for any such registration of transfer or exchange, but, subject to any applicable provisions of the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

5

FORM OF ASSIGNMENT

ABBREVIATIONS

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s),

assign(s) and transfer(s) unto

Please insert Social Security or

other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing              attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Notice: This signature to the assignment must correspond with the name as written on the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT

OF SECURITIES

The original principal amount of this Security is [•] U.S. Dollars ($[•]). The following increases or decreases in the principal amount of this Security have been made:

Date of increase or decrease	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Depositary